SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 24, 2006
Date of Report (date of earliest event reported):

PETRAMERICA OIL, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-51046	84-1039067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

One Harbor Drive, Suite 300
Sausalito, California 94965
(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 339-4600

(Former name or former address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 24, 2006, Earnest Mathis, Jr. and D. Rick Hayes resigned as directors of the Registrant. There were no disagreements between these individuals and the Registrant on any matter regarding the Registrant including, but not limited to, any matter related to the Registrant’s operations, policies or practices.

(d)   Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 26, 2006

PETRAMERICA OIL, INC.

By:	/s/ Gregory Lykiardopoulos
Gregory Lykiardopoulos
Chief Executive Officer